SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 9, 2008

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010
(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 106, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement.

On December 9, 2008, Phoenix Footwear Group, Inc. (the “Company”) entered into a Trademark License Agreement (the “License Agreement”) with Tommy Bahama Group, Inc. (“Tommy Bahama”), a wholly owned subsidiary of Oxford Industries, Inc. Effective February 2, 2009, this License Agreement will replace the previous agreement between Phoenix Delaware Acquisition, Inc., a wholly owned subsidiary of the Company, and Tommy Bahama entered into on August 3, 2005.

Under the License Agreement, the Company has an exclusive license to manufacture and distribute men’s footwear, hosiery, belts and men’s small leather goods and accessories bearing the “Tommy Bahama®” mark and related marks in the United States, Canada and UAE for a term through February 1, 2014. The License Agreement requires the Company to pay minimum royalties for each license year, and meet minimum net sales requirements of products under the licensed marks each year. The License Agreement may be terminated by Tommy Bahama before the end of the term for several reasons, including material defaults by the Company or its failure to sell products for 60 consecutive days. The license is non-exclusive for the last six (6) months of the term for which no extension is available.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the first paragraph under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.

Item 9.01	Finance Statements and Exhibits.

(d) Exhibits.

10.1	Trademark License Agreement by and between Tommy Bahama Group, Inc. and Phoenix Footwear Group, Inc. dated December 9, 2008*

*	Certain confidential information contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended, or Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: December 15, 2008	/s/ P. Douglas Ford
	Name:	P. Douglas Ford
	Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Trademark License Agreement by and between Tommy Bahama Group, Inc. and Phoenix Footwear Group, Inc. dated December 9, 2008*

*	Certain confidential information contained in the document has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended, or Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.